Exhibit 10.1

Certain confidential information contained in this exhibit, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SERIES 2023-1
SUPPLEMENT

GBX LEASING 2022-1 LLC,

as Issuer,

and

u.s. bank TRUST COMPANY, national association,

as Indenture Trustee

dated as of November 20, 2023

______________________________

SERIES 2023-1 NOTES

______________________________

Table of Contents

Page

article I DEFINITIONS 1

Section 1.01. Definitions 1

article II THE SERIES 2023-1 NOTES 4

Section 2.01. Designation of Series; Series 2023-1 Notes 4

Section 2.02. Grant of Security Interest in 2023-1 Series Account 5

Section 2.03. Authentication and Delivery 5

Section 2.04. Interest Payments on the Series 2023-1 Notes 6

Section 2.05. Principal Payments on the Series 2023-1 Notes 6

Section 2.06. Prepayment of Principal on the Series 2023-1 Notes 6

Section 2.07. Manner of Payment 9

Section 2.08. Restrictions on Transfer 9

Section 2.09. Final Maturity Date 9

article III 2023-1 SERIES ACCOUNT 10

Section 3.01. 2023-1 Series Account 10

Section 3.02. Distributions from 2023-1 Series Account 10

Section 3.03. Liquidity Facility 10

Section 3.04. Liquidity Facility Collateral Account 10

article IV CONDITIONS TO ISSUANCE 10

Section 4.01. Conditions to Issuance 10

article V REPRESENTATIONS AND WARRANTIES 11

Section 5.01. Master Indenture Representations and Warranties 11

article VI MISCELLANEOUS PROVISIONS 11

Section 6.01. Ratification of Master Indenture 11

Section 6.02. Counterparts 11

Section 6.03. Governing Law 11

Section 6.04. Notices to the Rating Agency 11

Section 6.05. Notices to Liquidity Facility Provider 11

Section 6.06. Amendments and Modifications 12

EXHIBITS

EXHIBIT A	Form of Class A Note
EXHIBIT B	Form of Class B Note

SCHEDULES

SCHEDULE 1	Description of Additional Railcars
SCHEDULE 2	Description of Additional Leases

SERIES 2023-1 SUPPLEMENT, dated as of November 20, 2023 (this “Series 2023-1 Supplement”), issued pursuant to, and incorporating the terms of, the Master Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Master Indenture”, and, together with this Series 2023-1 Supplement, the “Series 2023-1 Indenture”) between GBX LEASING 2022-1 LLC, a Delaware limited liability company (the “Issuer”), and U.S. Bank TRUST COMPANY, National Association, a national banking association, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, the Issuer and the Indenture Trustee wish to set forth the Principal Terms of a Series of Notes with two Classes (the Class A Notes and the Class B Notes) within such Series to be issued pursuant to this Series 2023-1 Supplement; and

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

article I

DEFINITIONS
Section 1.01.
Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture. Whenever used in this Series 2023-1 Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“144A Book-Entry Notes” means Series 2023-1 Notes substantially in the form attached as Exhibit A or Exhibit B hereto, with the applicable legend for 144A Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.

“2023-1 Series Account” means the Series Account for the Series 2023-1 Notes, established in accordance with Section 3.01 hereof and Sections 3.01 and 3.07 of the Master Indenture. The account number of the 2023-1 Series Account is 2627310000.

“Average Life Date” is defined in Section 2.06(c).

“Class A Interest Rate” means six point four two percent (6.42%) per annum.

“Class A Note” means an Equipment Note substantially in the form of Exhibit A.

“Class A Optional Redemption” is defined in Section 2.06(a).

“Class A Optional Redemption Date” is defined in Section 2.06(a).

“Class A Redemption Premium” is defined in Section 2.06(a).

“Class A Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class A Notes. The Class A Stated Interest Amount constitutes the Stated Interest Amount for the Class A Notes.

“Class B Interest Rate” means seven point two eight percent (7.28%) per annum.

“Class B Note” means an Equipment Note substantially in the form of Exhibit B.

“Class B Optional Redemption” is defined in Section 2.06(b).

“Class B Optional Redemption Date” is defined in Section 2.06(b).

“Class B Redemption Premium” is defined in Section 2.06(b).

“Class B Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class B Notes. The Class B Stated Interest Amount constitutes the Stated Interest Amount for the Class B Notes.

“Closing Date” for the Series 2023-1 Notes means November 20, 2023.

“Control Party” for the Series 2023-1 Notes means the Majority Noteholders.

“Equipment Note Purchase Agreement” means, with respect to the Equipment Notes, the Note Purchase Agreement, dated November 7, 2023, among the Issuer, GBX Leasing, LLC and the Initial Purchasers signatory thereto.

“H.15(519)” is defined in Section 2.06(c).

“Initial Closing Date” means February 9, 2022.

“Initial Purchasers” means each “Initial Purchaser” within the meaning of and as defined in the Equipment Note Purchase Agreement.

“Majority Noteholders” means with respect to the Series 2023-1 Notes, as of any date of determination, Noteholders of Series 2023-1 Notes that, individually or in the aggregate, evidence more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Series 2023-1 Notes.

“Marginal Interest” is defined in Section 2.04(b).

“May 2026 Payment Date” means the Payment Date occurring in May 2026.

“Offering Circular” means the Issuer’s final offering circular dated November 7, 2023 relating to the offering of the Series 2023-1 Notes.

“Optional Redemption” means a voluntary prepayment by the Issuer of all of the Outstanding Principal Balance of the Series 2023-1 Notes (or a Class thereof) in accordance with the terms of this Series 2023-1 Supplement.

“Rapid Amortization Additional Interest Rate” means four percent (4%) per annum.

“Rapid Amortization Date” means the date, if any, on which the Rapid Amortization Event occurs with respect to the Series 2023-1 Notes.

“Rapid Amortization Event” means, with respect to the Series 2023-1 Notes, that the aggregate Outstanding Principal Balance of the Series 2023-1 Notes (after all payments on the Series 2023-1 Notes on the applicable Payment Date) exceeds zero on the Payment Date falling in November 2030.

“Rating Agency” means, in connection with the Series 2023-1 Notes, S&P.

“Redemption Premium” means the Class A Redemption Premium or the Class B Redemption Premium, as applicable, which amount shall be the Redemption Premiums for each respective Class of the Series 2023-1 Notes.

“Regulation S Temporary Book-Entry Notes” means Series 2023-1 Notes in the form attached as Exhibit A or Exhibit B, as the case may be, with the applicable legend for Regulation S Temporary Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.

“Remaining Weighted Average Life” is defined in Section 2.06(c).

“Scheduled Targeted Principal Balance” means (a) with respect to the Class A Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-1 to the Offering Circular under the column titled “Principal Balance ($)” and (b) with respect to the Class B Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-2 to the Offering Circular under the column titled “Principal Balance ($)”; provided that the Scheduled Targeted Principal Balance for each Class of the Series 2023-1 Notes is subject to adjustment from time to time pursuant to Section 3.14 of the Master Indenture.

“Series 2023-1 Final Maturity Date” means the Payment Date occurring in November 2053, which shall constitute the Final Maturity Date with respect to the Series 2023-1 Notes.

“Series 2023-1 Issuance Expenses” means the Issuance Expenses relating to the issuance of the Series 2023-1 Notes.

“Series 2023-1 Noteholders” means the Noteholders of the Series 2023-1 Notes, or any Class of such Notes, as the context may require.

“Series 2023-1 Notes” means Notes, designated as the Class A Notes and the Class B Notes, in each case, to be issued on the Closing Date and having the terms and conditions specified in this Series 2023-1 Supplement, substantially in the respective form of Exhibit A and

Exhibit B hereto, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2023-1 Optional Redemption Date” is defined in Section 2.06(d).

“Series Account” means, with respect to the Series 2023-1 Notes, the 2023-1 Series Account.

“Stated Interest Amount” means, with respect to the Series 2023-1 Notes and any Payment Date, an amount equal to the Class A Stated Interest Amount and the Class B Stated Interest Amount.

“Stated Rate” means (i) with respect to the Class A Notes, the Class A Note Interest Rate and (ii) with respect to the Class B Notes, the Class B Note Interest Rate.

“Treasury Rate” is defined in Section 2.06(c).

“Unrestricted Book-Entry Notes” means Series 2023-1 Notes substantially in the form of Exhibit A or Exhibit B, with the applicable legend required by Section 2.02 of the Master Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.

article II

THE SERIES 2023-1 NOTES
Section 2.01.
Designation of Series; Series 2023-1 Notes.
(a)
There is hereby created a Series of Notes under the Series 2023-1 Indenture to be known as the “Series 2023-1 Notes” or, with respect to any Equipment Notes, the “Secured Railcar Equipment Notes, Series 2023-1”.
(b)
There is hereby created within the Series 2023-1 Notes two separate Classes, designated as the “Class A Notes” and the “Class B Notes”. The Series 2023-1 Notes will be issued in the initial principal balance as set forth below:
(i)
the Class A Notes will be issued in the initial principal balance of one hundred fifty eight million nine hundred thousand dollars ($158,900,000); and
(ii)
the Class B Notes will be issued in the initial principal balance of nineteen million six hundred thousand dollars ($19,600,000).
(c)
The Class A Notes are classified as “Additional Notes”, “Series 2023-1 Notes”, “Class A Equipment Notes” and “Fixed Rate Notes”, as each such term is used in the Master Indenture. The Class B Notes are classified as “Additional Notes”, “Series 2023-1 Notes”, “Class B Equipment Notes” and “Fixed Rate Notes”, as each such term is used in the Master Indenture. The Series 2023-1 Notes will be rated on the Closing Date by S&P, and the Series 2023-1 Notes will be paid in accordance with the Flow of Funds.

(d)
The first Payment Date with respect to the Series 2023-1 Notes shall be the Payment Date in December 2023.
(e)
Payments of principal on the Series 2023-1 Notes shall be payable from funds on deposit in the 2023-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Master Indenture and Sections 2.05, 2.06 and 3.02 of this Series 2023-1 Supplement.
(f)
The Issuer shall pay Series 2023-1 Issuance Expenses out of the proceeds of the Series 2023-1 Notes on the Closing Date and/or from Capital Contributions made to the Issuer on or prior to the Closing Date.
Section 2.02.
Grant of Security Interest in 2023-1 Series Account. The Issuer hereby pledges, transfers, assigns, and otherwise conveys to the Indenture Trustee for the benefit and security of the Series 2023-1 Noteholders, and grants to the Indenture Trustee for the benefit and security of the Series 2023-1 Noteholders a security interest in and Encumbrance on, all of the Issuer’s right, title and interest, whether now existing or hereafter created or acquired and wherever located, in, to and under the assets and property described below: (a) the 2023-1 Series Account, and all funds from time to time on deposit therein; and (b) all Proceeds, accessions, profits, products, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clause (a).
Section 2.03.
Authentication and Delivery.
(a)
On the Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(b) of the Master Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series 2023-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series 2023-1 Notes to the Initial Purchasers in accordance with such written directions.
(b)
The Series 2023-1 Notes are not being registered with the U.S. Securities and Exchange Commission and, after their sale to the Initial Purchasers in accordance with the Equipment Note Purchase Agreement, may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture and as set forth in the applicable Series 2023-1 Notes.
(c)
In accordance with Section 2.01(c) of the Master Indenture, any Class A Equipment Notes or Class B Equipment Notes of the Series 2023-1 Notes resold in reliance on Rule 144A shall be represented by a 144A Book-Entry Note. Any Class A Equipment Notes or Class B Equipment Notes of the Series 2023-1 Notes sold in reliance on Regulation S shall initially be represented by a Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note.
(d)
The Series 2023-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer and shall be substantially in the form of Exhibit

A and Exhibit B, as the case may be, with the appropriate legend required by Section 2.02 of the Master Indenture inscribed on the face thereof.
Section 2.04.
Interest Payments on the Series 2023-1 Notes.
(a)
Interest on Series 2023-1 Notes. Interest on the Outstanding Principal Balance of each Series 2023-1 Note shall accrue during each Interest Accrual Period (i) at the Class A Interest Rate, in the case of the Class A Notes and (ii) at the Class B Interest Rate, in the case of the Class B Notes, and, in each case, will be calculated on the basis of a 360-day year consisting of twelve 30-day months and be due and payable in arrears on each Payment Date. Notwithstanding anything to the contrary in the Master Indenture or this Series 2023-1 Supplement, the initial Interest Accrual Period for the Series 2023-1 Notes shall begin on the Closing Date and end on (but exclude) December 20, 2023.
(b)
Additional Interest. If any interest payment on any Class of the Series 2023-1 Notes is not timely paid in full when due, such overdue interest will bear interest at the applicable Stated Rate, payable as Additional Interest to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. If a Rapid Amortization Event occurs with respect to a Class of Series 2023-1 Notes, the Issuer will also be required to pay the Noteholders of such Class of Series 2023-1 Notes, as part of, Additional Interest, interest on each Payment Date occurring on and after the Rapid Amortization Date in an amount equal to the Rapid Amortization Additional Interest Rate multiplied by the Outstanding Principal Balance of such Class of Series 2023-1 Notes (after giving effect to all payments on the relevant Class of Series 2023-1 Notes made on such day) (such interest, the “Marginal Interest”) to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. Such Marginal Interest due (if any) shall be (i) calculated on the basis of a 360-day year consisting of twelve 30-day months and (ii) due and payable in arrears on each Payment Date on or after the Rapid Amortization Date.
Section 2.05.
Principal Payments on the Series 2023-1 Notes. The Scheduled Principal Payment Amount calculated for the Series 2023-1 Notes for each Payment Date shall be payable to the Series 2023-1 Noteholders on each Payment Date from amounts deposited in the 2023-1 Series Account on such Payment Date as provided in (and subject to the provisions of) the Flow of Funds under the Master Indenture and Section 3.02 hereof. At any time that an Early Amortization Event or an Event of Default is then continuing, or if a Rapid Amortization Event with respect to the Series 2023-1 Notes has occurred, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2023-1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the Flow of Funds and Section 3.02 hereof.
Section 2.06.
Prepayment of Principal on the Series 2023-1 Notes. (a) No Class A Optional Redemption may occur prior to the first anniversary of the Closing Date. Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the first anniversary of the Closing Date (each such date, a “Class A Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class A Notes (such redemption, a “Class A Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A Notes being redeemed on such Class A Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A Optional Redemption Date, plus (iii) if occurring prior to the May 2026 Payment Date, a redemption premium (the “Class A Redemption Premium”) calculated as follows:

The Class A Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class A Notes from the Class A Optional Redemption Date to and including the May 2026 Payment Date (assuming full prepayment on such date) discounted monthly to the Class A Optional Redemption Date at a rate equal to the Treasury Rate plus three quarters of one percent (0.75%)), based on a 360-day year of twelve 30-day months, over (ii) the Outstanding Principal Balance of the Class A Notes, plus any accrued but unpaid interest thereon.

(b)
No Class B Optional Redemption may occur prior to the first anniversary of the Closing Date or while any Class A Notes are Outstanding unless the same are concurrently redeemed in full (or, if no Early Amortization Event has occurred and is continuing, a partial Optional Redemption of the Class B Notes may be effected if the Issuer concurrently effects an Optional Redemption in part of the Class A Notes within such Series in the same proportion as the Optional Redemption in part of the Class B Notes). Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any on any Business Day occurring on or after the first anniversary of the Closing Date (each such date, a “Class B Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class B Notes (any such redemption, a “Class B Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class B Notes being redeemed on such Class B Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class B Optional Redemption Date, plus (iii) if occurring prior to the May 2026 Payment Date, a redemption premium (the “Class B Redemption Premium”) calculated as follows:

The Class B Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class B Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class B Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class B Notes from the Class B Optional Redemption Date to and including the May 2026 Payment Date (assuming full prepayment on such date), discounted monthly to the Class B Optional Redemption Date at a rate equal to the Treasury Rate plus three quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months; over

(ii) the aggregate Outstanding Principal Balance of the Class B Notes plus any accrued but unpaid interest thereon.

(c)
For purposes of calculating the applicable Redemption Premium, the term “Treasury Rate” means, with respect to each applicable Series 2023-1 Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such applicable Series 2023-1 Note as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Series 2023-1 Note and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Series 2023-1 Note, in each case, as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Series 2023-1 Note is reported in the most recent H.15(519), as published in H.15(519)). “H.15(519)” means “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third (3rd) Business Day preceding the scheduled prepayment date.

The term “Average Life Date” of each applicable Series 2023-1 Note means the date which follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Series 2023-1 Note. The “Remaining Weighted Average Life” of a Series 2023-1 Note at the prepayment or determination date of such Series 2023-1 Note shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Targeted Principal Balances for each remaining Payment Date (from the applicable Optional Redemption Date to the May 2026 Payment Date, in the case of the Class A Notes and the Class B Notes, in each case, assuming full prepayment on such Payment Date, as applicable) by (ii) the number of days from and including the prepayment or determination date to but excluding the scheduled payment date of such principal payment, by (b) the Outstanding Principal Balance of the applicable Series 2023-1 Notes on such date of prepayment or determination. The Issuer will calculate (or cause to be calculated) the applicable Redemption Price and Redemption Premium (if any) and deliver such information in writing to the Indenture Trustee at the time that it gives notice of an Optional Redemption pursuant to Sections 3.12 and 3.13 of the Master Indenture.

(d)
Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the May 2026 Payment Date (each such Payment Date, a “Series 2023-1 Optional Redemption Date”), all of the Outstanding Principal Balance of the Series 2023-1 Notes, for the Redemption Price equal to the Outstanding Principal Balance of the Series 2023-1 Notes, plus accrued and unpaid interest thereon (including Additional Interest, if any) to the Series 2023-1 Optional Redemption Date; provided, however, that such Redemption Price shall not include any Redemption Premium.

(e)
Any Optional Redemption may be funded with funds in the Collections Account, with the proceeds of Additional Notes or cash Capital Contributions or with any other funds of the Issuer.
(f)
Notwithstanding anything herein to the contrary, no Redemption Premium will be due as a result of (i) any Permitted Discretionary Sales which, (1) occur on or prior to the first anniversary of the Closing Date, which in the aggregate are less than 25% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Closing Date calculated as of the Closing Date and (y) the Adjusted Value of the Portfolio Railcars acquired by the Issuer after the Closing Date (if any) calculated as of the relevant Delivery Date or (2) occur after the first anniversary of the Closing Date, which in the aggregate are less than 30% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Closing Date calculated as of the Closing Date and (y) the Adjusted Value of the Portfolio Railcars acquired by the Issuer after the Closing Date (if any) calculated as of the relevant Delivery Date, (ii) any Involuntary Railcar Dispositions, [] or Scrap Value Disposition, (iii) in respect of, or during, an Early Amortization Event or if an Event of Default shall have occurred and is continuing, or (iv) a redemption of the Series 2023-1 Notes occurring on or after the May 2026 Payment Date.
Section 2.07.
Manner of Payment. Except as otherwise provided in Section 2.05 of the Master Indenture, all payments on the Series 2023-1 Notes payable on each Payment Date shall be paid to the Series 2023-1 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series 2023-1 Noteholders after 2:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.
Section 2.08.
Restrictions on Transfer. On the Closing Date, the Issuer shall sell (i) the Series 2023-1 Notes to the Initial Purchasers pursuant to the Equipment Note Purchase Agreement and deliver such Series 2023-1 Notes in accordance herewith and therewith. Thereafter, no Series 2023-1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture. Except as provided in the Master Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2023-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in the Series 2023-1 Indenture.
Section 2.09.
Final Maturity Date. The Outstanding Principal Balance of the Series 2023-1 Notes together with all accrued and unpaid interest (including all Additional Interest) thereon, and other amounts payable by the Issuer to the Series 2023-1 Noteholders pursuant to the terms of the Series 2023-1 Indenture, shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2023-1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Master Indenture and (ii) the Series 2023-1 Final Maturity Date.

article III

2023-1 SERIES ACCOUNT
Section 3.01.
2023-1 Series Account. The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.07 of the Master Indenture and shall maintain, so long as any Series 2023-1 Note is Outstanding, an Indenture Account which shall be designated as the “2023-1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2023-1 Noteholders, and which account constitutes a Series Account for the Series 2023-1 Notes for all purposes under the Master Indenture. All deposits of funds for the benefit of the Series 2023-1 Noteholders from the Collections Account and the Liquidity Reserve Account shall be accumulated in, and withdrawn from, the 2023-1 Series Account in accordance with the provisions of the Series 2023-1 Indenture. Notwithstanding anything to the contrary herein, amounts on deposit in the 2023-1 Series Account shall not be invested.
Section 3.02.
Distributions from 2023-1 Series Account. On each Payment Date (to the extent sufficient cleared and immediately available funds are available in the 2023-1 Series Account), the Indenture Trustee, as specified in the related Payment Date Schedule with respect to the Flow of Funds, shall distribute funds then on deposit in the 2023-1 Series Account to the Series 2023-1 Noteholders in accordance with Section 3.11 of the Master Indenture.
Section 3.03.
Liquidity Facility. On the Closing Date, the Issuer will establish a Liquidity Facility pursuant to a Revolving Credit Agreement between the Issuer, as borrower, and Wells Fargo Bank, N.A., as liquidity facility provider. On the Closing Date, the Liquidity Reserve Target Amount will be $[].
Section 3.04.
Liquidity Facility Collateral Account. The Indenture Trustee has established pursuant to Section 3.01 of the Master Indenture, and shall maintain, so long as the Liquidity Facility is outstanding, an Indenture Account which shall be designated as the “Liquidity Facility Collateral Account,” which account shall be held in the name of the Indenture Trustee and which account constitutes an Indenture Account for all purposes under the Master Indenture.
article IV

CONDITIONS TO ISSUANCE
Section 4.01.
Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2023-1 Notes unless (a) all conditions to the issuance of the Series 2023-1 Notes under the Equipment Note Purchase Agreement shall have been satisfied, and (b) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Equipment Note Purchase Agreement shall have been satisfied.

article V

REPRESENTATIONS AND WARRANTIES
Section 5.01.
Master Indenture Representations and Warranties. To induce the Series 2023-1 Noteholders to purchase the Series 2023-1 Notes, the Issuer hereby makes to the Indenture Trustee for the benefit of the Series 2023-1 Noteholders, as of the Closing Date and as of the other dates specified for the applicable representations in the Master Indenture, all of the representations and warranties set forth in Section 5.01 of the Master Indenture.
article VI

MISCELLANEOUS PROVISIONS
Section 6.01.
Ratification of Master Indenture. As supplemented by this Series 2023-1 Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2023-1 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2023-1 Supplement shall govern.
Section 6.02.
Counterparts. This Series 2023-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
Section 6.03.
Governing Law. THIS SERIES 2023-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.04.
Notices to the Rating Agency. Whenever any notice or other communication is required to be given to the Rating Agencies in respect of the Series 2023-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2023-1 Supplement, such notice or communication shall be delivered to S&P, at 55 Water Street, New York, NY 10041, Attention: S&P Surveillance (Facsimile: (212) 438-0122).
Section 6.05.
Notices to the Liquidity Facility Provider. Whenever any notice or other communication is required to be given to the Liquidity Facility Provider in respect of the Series 2022-1 Notes or the Series 2023-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2023-1 Supplement, such notice or communication shall be delivered to Wells Fargo Bank, National Association, 550 South Tryon Street, 5th Floor Charlotte, North Carolina 28202-4200 MAC D1086-051, Attention: John Fulvimar, E mail: john.fulvimar@wellsfargo.com.
Section 6.06.
Amendments and Modifications. The terms of this Series 2023-1 Supplement may be waived, modified or amended only in a written instrument signed by each of the Issuer and the Indenture Trustee in accordance with Article IX of the Master Indenture. Amendments, waivers and modifications of this Series 2023-1 Supplement that constitute matters set forth in clauses (i) through (viii) of Section 9.02(a) of the Master Indenture, may be effected only with the prior written Direction of Noteholders of each Outstanding Series 2023-1 Note adversely affected thereby.

[Signature pages follow]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series 2023-1 Supplement to be duly executed and delivered all as of the day and year first above written.

GBX LEASING 2022-1 LLC By: GBX Leasing, LLC, its sole member By: Name: Adrian Downes Title: Senior Vice President
U.S. Bank TRUST COMPANY, National Association, as Indenture Trustee By: Name: Title: